Exhibit 10.4.1

AMENDMENT NO. 1
TO
EXCHANGE AGREEMENT
This AMENDMENT NO. 1 TO EXCHANGE AGREEMENT, dated as of November 2, 2016 (this “Amendment”), is made by and among Carlyle Holdings I L.P., Carlyle Holdings II L.P. and Carlyle Holdings III L.P. (collectively, the “Carlyle Holdings Partnerships”).  Capitalized terms used but not defined herein have the meanings ascribed to them in the Exchange Agreement (as defined below).
WHEREAS, the parties hereto previously entered into the Exchange Agreement, dated as of May 2, 2012 (the “Exchange Agreement”), among the Carlyle Holdings Partnerships, Carlyle Group Management L.L.C., The Carlyle Group L.P., Carlyle Holdings I GP Inc., Carlyle Holdings I GP Sub L.L.C., Carlyle Holdings II GP L.L.C., Carlyle Holdings III GP L.P., Carlyle Holdings III GP Sub L.L.C., Carlyle Holdings II Sub L.L.C. and the Carlyle Holdings Limited Partners from time to time party thereto;
WHEREAS, pursuant to Section 3.2(a) of the Exchange Agreement this Amendment may be entered into by the Carlyle Holdings Partnerships without the consent of any Carlyle Holdings Limited Partner or any other Person; and
WHEREAS, each of the Carlyle Holdings Partnerships deems it advisable to amend the Exchange Agreement as set forth in this Amendment.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and in the Exchange Agreement, the parties to this Amendment agree as follows:
ARTICLE I
AMENDMENT
1.1    Amendments. Section 1.1 of the Exchange Agreement is hereby amended by amending and restating the definition of “Quarterly Exchange Date” in its entirety as follows:
“Quarterly Exchange Date” means, for each Quarter, unless the Issuer cancels such Quarterly Exchange Date pursuant to Section 2.8 hereof, the date that is the latest to occur of: (1) the second Business Day after the date on which the Issuer makes a public news release of its quarterly earnings for the prior Quarter, (2) the first day each Quarter that directors and executive officers of the Issuer General Partner are permitted to trade under the applicable polices of the Issuer relating to trading by directors and executive officers or (3) such other date as the Issuer shall determine in its sole discretion; provided that no Quarterly Exchange Date determined pursuant to clause (3) above shall be applicable to any Mubadala Holder without the consent of such Mubadala Holder. At least seventy-five (75) days prior to each Quarterly Exchange Date, the Issuer will provide notice thereof to each Carlyle Holdings Limited Partner eligible to Exchange Carlyle Holdings Partnership Units for Common Units on such Quarterly Exchange Date.
1.2    Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the parties under the Exchange Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Exchange Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  This Amendment shall apply and be effective only with respect to the provisions of the Exchange Agreement specifically referred to herein.  After the date hereof, any reference to the Exchange Agreement shall mean the Exchange Agreement, as amended by this Amendment.
ARTICLE II
MISCELLANEOUS
2.1    Counterparts. This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
2.2    Applicable Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of Delaware.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

CARLYLE HOLDINGS I L.P.
By: /s/ Daniel A. D'Aniello
Name: Daniel A. D'Aniello
Title: Chairman

CARLYLE HOLDINGS II L.P.
By: /s/ Daniel A. D'Aniello
Name: Daniel A. D'Aniello
Title: Chairman

CARLYLE HOLDINGS III L.P.
By: /s/ Daniel A. D'Aniello
Name: Daniel A. D'Aniello
Title: Chairman

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